SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2007

SUSSEX BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	0-29030	22-3475473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Munsonhurst Road
Franklin, New Jersey		07416
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (973) 827-2914

Item 1.01  Entry into a Material Definitive Agreement.

On October 17, 2007, the Board of Directors of Sussex Bank (the “Bank”), a wholly-owned subsidiary of the Registrant, approved (i) a Third Amendment to the Sussex Bank Salary Continuation Agreement for Donald Kovach, the Bank’s Chairman and Chief Executive Officer and (ii) a First Amendment to the Sussex Bank Salary Continuation Agreement for Terry H. Thompson, the Bank’s President and Chief Operating Officer.  The amendments were made to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).  The Board of Directors also approved an amendment to the Sussex Bancorp Executive Incentive Deferred Compensation Plan, which amendment was also made to ensure compliance with Section 409A of the Code. The amendments described above did not effect any changes to the amounts payable or other material terms of documents amended.

Item 2.02.  Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On October 18, 2007, the Registrant issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2007.  A copy of the October 18, 2007 press release is included as Exhibit 99.1 hereto.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2007, the Board of Directors of the Registrant approved a change to the Registrant’s Bylaws, which are attached hereto as Exhibit 3(ii) and incorporated herein by reference.  A new Section 5 to Article V was added to the Bylaws to clarify that the issuance and transfer of common shares and other securities of the Registrant may be made electronically through the Direct Registration System, or an equivalent system, whereby investors receive an account statement setting forth their ownership rather than a physical certificate.

Item 8.01.  Other Events.

On October 18, 2007, the Registrant issued a press release announcing that its Board of Directors declared a cash dividend of $0.07 per share, payable on November 26, 2007 to shareholders of record as of November 5, 2007.  A copy of the October 18, 2007 press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of Sussex Bancorp

99.1
Press Release dated October 18, 2007 regarding financial results for the third quarter and nine months ended September 30, 2007 and announcing the declaration of a $0.07 per share cash dividend to be paid to shareholders of record as of November 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUSSEX BANCORP
(Registrant)

Dated: October 22, 2007	By: /s/ Candace A. Leatham
CANDACE A. LEATHAM
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

3(ii)	Amended and Restated Bylaws of Sussex Bancorp	5-18

99.1
Press release dated October 18, 2007 announcing the Registrant's results for the third quarter and nine months ended September 30, 2007 and the Registrant’s declaration of a $0.07 per share cash dividend to shareholders of record as of November 5, 2007.
19-22